UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2013

Hercules Technology Growth Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00702	74-3113410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA		94301
(Address of Principal Executive Offices)		(Zip Code)

(650) 289-3060

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2013, Hercules Technology Growth Capital, Inc., a Maryland corporation (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). As of the April 15, 2013 record date, 61,549,853 shares of the Company’s common stock were outstanding and entitled to vote. The following matters were submitted at the Annual Meeting, including any adjournments thereof, to the stockholders for consideration:

1.	To elect one director of the Company nominated by the Company’s Board of Directors (the “Board”) and named in the Company’s proxy statement who will serve for three years or until his successor is elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	Advisory vote to approve the Company’s named executive officer compensation;

4.	To approve a proposal to authorize the Company, with the approval of the Board, to sell or otherwise issue up to 20% of the Company’s outstanding common stock at a net price below the Company’s then current net asset value per share (“NAV”); and

5.	To approve a proposal to authorize the Company, with the approval of the Board, to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below the Company’s then current NAV.

Manuel A. Henriquez was elected to serve as a director until the 2016 annual meeting of stockholders, or until his successor is elected and qualified, and proposals 2 and 5 were approved by the Company’s stockholders. Proposals 3 and 4 were not approved by the Company’s stockholders. The detailed final voting results of the shares voted with regard to each of these matters are as follows:

1.	Election of Class III directors:

	For:	Withheld:	Broker Non- Vote
Manuel A. Henriquez	33,309,300	1,763,782	17,227,187

Continuing directors are as follows: Robert P. Badavas, Joseph W. Chow and Allyn C. Woodward, Jr.

2.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain
51,604,489	263,866	431,913

3.	Advisory vote to approve the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non- Vote
16,681,527	17,501,241	890,314	17,227,187

4.	Approve a proposal to authorize the Company, with the approval of the Board, to sell or otherwise issue up to 20% of the Company’s outstanding common stock at a net price below the Company’s then current net asset value per share and:

Vote With Affiliate Shares:
For	Against	Abstain	Broker Non- Vote
29,131,957	5,433,678	507,446	17,227,187

Vote Without Affiliate Shares:
For	Against	Abstain	Broker Non- Vote
26,321,089	5,433,678	507,446	17,227,187

5.	To approve a proposal to authorize the Company, with the approval of the Board, to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below the Company’s then current NAV.

For	Against	Abstain	Broker-Non Vote
20,769,923	13,779,287	523,872	17,227,187

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hercules Technology Growth Capital, Inc.

Date: May 31, 2013	By:	/s/ Jessica Baron
Jessica Baron
Chief Financial Officer